UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 10, 2011

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 478-0500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure

Beginning on or shortly after January 10, 2011, representatives of BioSante Pharmaceuticals, Inc. (“BioSante”) intend to make presentations at investor conferences and in other forums and distribute an informational presentation to interested persons, which presentations may include the information contained in Exhibit 99.1 and Exhibit 99.2 attached to this current report on Form 8-K. BioSante is furnishing the information contained in Exhibit 99.1 and Exhibit 99.2 pursuant to Regulation FD.  This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.  BioSante expects to disclose this information, in whole or in part, and possibly with updates and modifications, in connection with presentations to investors, analysts and others.

The information contained in Exhibit 99.1 and Exhibit 99.2 is summary information that is intended to be considered in the context of BioSante’s Securities and Exchange Commission (“SEC”) filings and other public announcements that BioSante may make, by news release or otherwise, from time to time.  BioSante undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through news releases or through other public disclosure. By filing this report and furnishing this information, BioSante makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Information Regarding BioSante Which May Be Disclosed by BioSante Pharmaceuticals, Inc. in Presentations (furnished herewith)
99.2	Information Regarding BioSante and LibiGel® Which May Be Disclosed by BioSante Pharmaceuticals, Inc. in Presentations (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Senior Vice President of Finance, Chief Financial Officer and Secretary
Dated: January 10, 2011

BIOSANTE PHARMACEUTICALS, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Information Regarding BioSante Which May Be Disclosed by BioSante Pharmaceuticals, Inc. in Presentations	Furnished herewith
99.2	Information Regarding BioSante and LibiGel® Which May Be Disclosed by BioSante Pharmaceuticals, Inc. in Presentations	Furnished herewith